   UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2013

INTERNATIONAL GAME TECHNOLOGY

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-10684	88-0173041
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6355 South Buffalo Drive Las Vegas, Nevada 89113
(Address of Principal Executive Offices) (Zip Code)

(702) 669-7777

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)      On August 2, 2013, International Game Technology (the “Company”) issued press releases regarding the appointments of Eric F. Brown and Tracey D. Weber to the Company’s Board of Directors, effective July 31, 2013. Concurrent with Mr. Brown’s appointment as a director, Mr. Brown was appointed to the Audit Committee. Concurrent with Ms. Weber’s appointment as a director, Ms. Weber was appointed to the Compensation Committee. There are no arrangements or understandings between either Mr. Brown or Ms. Weber and any other persons pursuant to which they were selected as a director. There are no related party transactions involving either Mr. Brown or Ms. Weber that are reportable under Item 404(a) of Regulation S-K.

Mr. Brown and Ms. Weber will receive compensation in accordance with the Company’s standard non-employee director compensation practices, which are summarized in Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q for its fiscal quarter ended March 30, 2013 as filed with the Securities and Exchange Commission on May 8, 2013. In accordance with the Company’s customary practice, the Company is entering into an indemnification agreement with each of Mr. Brown and Ms. Weber, the form of which was attached as Exhibit 10.1 to the Company’s Annual Report on Form 10-K for its fiscal year ended October 2, 2010, as filed with the Securities and Exchange Commission on December 1, 2010.

The full text of the press release announcing the appointment of Mr. Brown is furnished as Exhibit 99.1 to this report, and the full text of the press release announcing the appointment of Ms. Weber is furnished as Exhibit 99.2 to this report. Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated August 2, 2013, announcing the appointment of Eric F. Brown to the Company’s Board of Directors

99.2	Press Release, dated August 2, 2013, announcing the appointment of Tracey D. Weber to the Company’s Board of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL GAME TECHNOLOGY

Date: August 2, 2013	By:	/s/ Paul C. Gracey, Jr.
Paul C. Gracey, Jr.
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated August 2, 2013, announcing the appointment of Eric F. Brown to the Company’s Board of Directors

99.2	Press Release, dated August 2, 2013, announcing the appointment of Tracey D. Weber to the Company’s Board of Directors